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                                     UNITED STATES
                            SECURITIES AND EXCHANGE COMMISSION
                                   Washington, DC 20549

                                        FORM 8-K

                                      CURRENT REPORT
                           Pursuant to Section 13 OR 15(d)
                        of the Securities Exchange Act of 1934

Date of Report: February 23, 2006
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                                         R & B, Inc.
                    (Exact name of registrant as specified in its charter)


    Pennsylvania                       000-18914                 23-2078856
    ------------                       ---------                 ----------
(State or other jurisdiction          (Commission              (IRS Employer
           of incorporation)           File Number)         Identification No.)


                      3400 East Walnut Street, Colmar, PA, 18915
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                  (Address of principal executive offices) (Zip Code)

    Registrant's telephone number, including area code: 215-997-1800
                                                        -------------
                                 Not Applicable
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             (Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)
|_|Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)
|_|Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
         Act (17 CFR 240.14d-2 (b))
|_|Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
         Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operation and Financial Condition.

The information being furnished in this Item 2.02 and in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

On February 23, 2006, R&B, Inc. (the "Company") issued a press release announcing its operating results for the fourth quarter and year ended December 31, 2005. A copy of the press release is attached hereto as
Exhibit 99.1 and incorporated by reference herein.


Item 9.01. Financial Statements and Exhibits

Exhibit Number          Description
     99.1               Press Release Dated February 23, 2006





                                          SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, R&B, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        R&B, Inc.


Dated: February 23, 2006                 By:   /s/ Mathias J. Barton
                                        -------------------------------------
                                        Mathias J. Barton
                                        Chief Financial Officer and
                                        Principal Accounting Officer


EXHIBIT INDEX


 Exhibit Number       Description

  99.1                Press Release Dated February 23, 2006